IRA Ideal!

Defined Asset Fund (SM)

Select Ten Portfolio

A Defined
Strategy for
Total Return

[ML LOGO] Merrill Lynch

SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED -- UNLESS YOU HAVE A STRATEGY.

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(*) (DJIA) looks for value by selecting established stocks whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

The Select Ten Strategy

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the DJIA for about one year (the "Strategy"). When a Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Hypothetical Results

We analyzed the Strategy to see how it could have performed. While the Strategy would have underperformed the DJIA (with Portfolio sales charges and expenses deducted) in 12 and the S&P 500 Index* in 11 of the last 25 years, and would have produced a loss in five of those years, the results are still compelling.

----------
   * Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.


Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.

Series From Inception Through 9/30/98             Most Recently Completed Portfolio
   (including annual rollovers)

Inception    Series      Return               Period               Series        Return
5/17/91         B        15.12%           5/27/97-6/30/98             B          11.29%
1/3/92          A        14.54            1/27/97-2/27/98             A          18.90
9/1/92          C        17.62            9/17/96-10/24/97            C          28.52
7/22/96         3        17.13            7/28/97-8/28/98             3          1.59
11/1/96         5        13.66            11/1/96-12/12/97            5          25.85
1/2/97          J        8.63             1/2/97-1/30/98              J          12.87
2/25/97         1        5.24             2/25/97-3/27/98             1          19.38
4/28/97         2        10.25            4/28/97-6/5/98              2          24.49
9/3/97          4        2.19


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defining Your Risks

The following are important facts to keep in mind when considering this investment.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation. Despite recent volatility, U.S. equity markets are still near historically high levels. No assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Owning units of this Portfolio may result in annual federal, state and local taxes, only some of which can be deferred by rolling over into the next portfolio. Consult your tax advisor concerning your personal situation.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 9/30/98

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 9/30/98, the S&P 500 Index (purple), the Dow Jones Industrial Average (DJIA) (pink). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 9/30/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 9/30/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($434,295), the ending value of the S&P 500 Index ($218,020), and the ending value of the DJIA ($213,831).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. Results shown represent price changes plus dividends reinvested at each year end, and do not reflect the deduction of any commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each following year) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

Act Now!

You can get started with the Select Ten Portfolio with just $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including all charges, expenses and risks. Please read it carefully before you invest.

Yes! I would like more information on the Select Ten Portfolio from Defined Asset Funds.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

15360NI-10/98
(copyright logo) 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.